EXHIBIT 10.1
                                ALLIANCE AGREEMENT
                               ------------------


     THIS AGREEMENT is made and entered into as of October 12, 2001, by and between ARTHUR ANDERSEN LLP (hereinafter "Andersen") and Pro2, Inc. (hereinafter "Pro2').

     WHEREAS, the parties have complementary capabilities not available within their respective organizations, and it is to their mutual benefit to act together for the purposes of marketing, soliciting, submitting proposals and conducting Project Management Solutions services; and

     WHEREAS, Andersen and Pro2 have been actively marketing and soliciting from the Army National Guard a continuation of the project management work they performed together with the Army National Guard; and

     WHEREAS, Andersen, if it receives a contract award, would be responsible for the Project, including overall project management and execution, and would subcontract portions of the Project to other firms, including Pro2.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein set forth, Andersen and Pro2 agree as follows:


                                    ARTICLE I
                                    ---------

                           Relationship of the Parties
                           ---------------------------

     1.1     -  The  parties  shall  act  as  independent  contractors  in  the
     ---
performance  of this Agreement.  Neither party shall act as, or be deemed to be,
     ---
agent for or partner of the other party for any purpose whatsoever, and the employees of one party shall not be deemed the employees of the other party.

     1.2     -  Nothing  in  this  Agreement  shall be construed to grant either
     ---
Andersen or Pro2 the right to make commitments of any kind for or on behalf of the other party without prior written consent of the other party.

     1.3  -  It is understood and agreed that, prior to submitting any proposal,
     ---
Andersen and Pro2 will agree which firm shall be the prime contractor should the proposal be accepted, and all proposals shall clearly disclose which firm is to be the prime contractor.

     1.4     -  Andersen  shall  not  solicit  from  any other firm the specific
     ---
services and deliverables included in Pro2's proposed portion of the Project, unless the Client disapproves of Pro2, the parties are unable to negotiate a subcontract agreement, this Agreement is tern-dnated pursuant to Article VII below, or Pro2 agrees thereto.

     1.5     -  Pro2  agrees  that  during  the  term of this Agreement and with
     ---
respect to any Project targeted for proposal submission, it shall not bid as a prime contractor or as a subcontractor to or joint venturer with any other firm which is preparing a proposal for the same work. It is understood, however, that Pro2 may participate in the Project with another firm in the event such other firm is awarded the Contract to perform such work and Andersen is not engaged.

     1.6     -  All  contacts with the Client with respect to the Proposal shall
     ---
be the responsibility of Andersen. Any contacts made by Pro2 with the Client with respect to this project, shall be only with the full knowledge, prior concurrence and participation of Andersen.

     1.7     -  During  the term of this Agreement, and for a period of one year
     ---
inunediately following the termination of this Agreement, neither Andersen nor Pro2 shall knowingly make an offer of employment to any officer, partner or employee of the other who is involved with the efforts under this Agreement, without prior written approval of the other party.

     1.8     -  PrQ2  will not directly or indirectly disclose to Andersen or to
     ---
any party working for or with Andersen any information or materials which Consultant wrongfully possesses or is prohibited by private agreement, common law or statute, rule or regulation from disclosing, or which if by private agreement, common law or statute, rule or regulation from disclosing, or which ff disclosed to Andersen would, under any law, rule or regulation, give Andersen an illegal competitive advantage in connection with any RFP, RFQ, ITB or similar solicitation to which Andersen is preparing or has submitted a response.

1.9  -     Business  Relationship
---        ----------------------
     (A) This Agreement creates no relationship of joint venture, partnership, or agency between the parties, and the parties acknowledge that no other facts or relations exist that would create any such relationship. This Agreement is only an expression of the general terms which form the basis for a business relationship. Each party is not the agent of the other party but is an independent contractor while performing its duties hereunder. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any manner or thing whatsoever.
     (B) Neither party nor that party's agents, principals, officers, directors, or employees are employees of the other party. Personnel supplied by either party to the other whether to JDE or Andersen or its customers will be employees of the other and will not hold themselves out as employees of JDE or Andersen.

                                   ARTICLE 11
                                   ----------

                              Proposal Preparation
                              --------------------

     2.1     -  The  parties  shall  cooperate  to (1) prepare the Proposals for
     ---
presentation to Clients and (2) secure the contract for the Project (hereinafter called the "Contract").

     2.2     -  Each party shall submit to the other all necessary technical and
     ---
business data and information concerning its proposed portion of the Project, including accurate, current, complete and reasonable cost or pricing data to the extent required for use in preparation of the Proposal. Each party shall make available appropriate and high-quality personnel to provide reasonable assistance to the other in the preparation of the Proposal.

     2.3     -  Andersen  shall  prepare  the  entire  Proposal,  integrate  the
     ---
information provided by Pro2 and submit the Proposal to the Client. Andersen shall include Pro2's price for its proposed portion of the Project in the Proposal. Andersen shall consult with Pro2 on all matters regarding the content of the Proposal, which concern the portion of the Project to be performed by Pro2 prior to submission of the Proposal to the Client.

     2.4     -  Andersen  shall  identify  Pro2  as a subcontractor and describe
     ---
Pro2's Project responsibilities in the Proposal. In the event of Contract award, Andersen shall work to secure Client approval of Pro2 as a subcontractor.

     2.5     -  Andersen shall be responsible for any contract negotiations with
     ---
the Client and, subject to Client approval, agrees to give Pro2 an opportunity to be present at meetings with the Client, which may concern Pro2's proposed portion of the Project.

     2.6     -  Each  party agrees to consult with and obtain the concurrence of
     ---
the other party prior to making any Proposal change which affects the other party's proposed portion of the Project.

     2.7     -  Andersen  agrees  to  keep  Pro2  advised  of all changes in the
     ---
Client's  requirements and the probability of its receipt of the Contract award.

     2.8     -  Each  party shall use its best reasonable and commercial efforts
     ---
after submission of the Proposal to the Client to obtain the Contract award, including participation in oral presentations and preparation of best and final offers.

     2.9     -  Pro2  shall  execute and deliver to Andersen the representations
     ---
and certifications, if any, contained in the RFP. Pro2 reserves the right to submit proprietary cost information in a sealed envelope to Andersen for submission to the Client.

                                   ARTICLE III
                                   -----------
                                   Performance
                                   -----------
     3.1     -  In  the  event  a  Contract  is awarded, subject to the Client's
     ---
approval, and provided each party has complied with the terms and conditions of this Agreement, the parties hereto shall immediately commence good faith negotiations of a subcontract (hereinafter called the "Subcontract") consistent with the terms of this Agreement and encompassing the proposed services and deliverables for the Project and other appropriate tasks required by the Contract. The Subcontract shall be based on the specified prime contractor/subcontractor in the proposal as required in Article I Sec. 1.3. Subject to the requirements of the Contract with the Client, applicable laws and regulations and agreement on other terms and conditions, the parties shall enter into the Subcontract. Each party agrees to use its best efforts to secure approval of the Subcontract by the Client in the event such approval is necessary.

     3.2     -  The specific work to be performed by each party shall be defined
     ---
in  the  Subcontract  and/or in task orders issued thereunder from time to time.

     3.3     -  The  Subcontract  shall  include,  among  other  appropriate
     ---
provisions, those provisions of the Contract which are required to be flowed down to a subcontractor, and each party agrees to accept all terms and conditions which are required to be flowed down by statute, regulation, or explicitly by the terms of the Contract. The subcontract shall also contain other appropriate conditions, including provisions from the Contract which address the term of contract, confidentiality, ownership, insurance, warranty, liability, and indemnification, as appropriate. Each party shall advise the other party, prior to submission of the Proposal, of any clauses or provisions of the RFP to which that party takes exception; any clauses or provisions to which exception is not taken may be included in the Subcontract.

     3.4     -  The  total  cost  or  labor  hourly rates to be charged shall be
     ---
defined in the Subcontract and/or in task orders issued thereunder from time to time.

                                   ARTICLE IV
                                   ----------
                                      Costs
                                      -----
     4.1     - Any and all costs, expenses, or liabilities of either Andersen or
     ---
Pro2 arising out of this Agreement or its implementation shall be borne by each party separately and individually. Neither party shall be liable or obligated to the other for any such cost, expense, or liability.


     4.2- Andersen and Pro2 agree to share joint marketing costs, promotion and advertising fees, and other common costs on an equal basis. Such common costs shall be agreed to prior to incurring any actually liability, and neither party may obligate the other in the payment of any such fees without express prior approval. Individual marketing costs (travel expenses for individuals to attend meetings, for example) shall be the responsibility of the individual firms.

                                    ARTICLE V
                                    ---------

                        Confidentiality and Nondisclosure
                        ---------------------------------

     5.1     - The parties anticipate that it may be necessary to provide access
     ---
to confidential and/or proprietary information to each other pursuant to this Agreement in preparation of a Proposal and/or performance of Project (hereinafter called the "Proprietary Information"). Proprietary Information shall be clearly identified or labeled as such by the disclosing party at the time of disclosure. Where concurrent identification of Proprietary Information is not feasible, the disclosing party shall provide such identification as promptly thereafter as possible.

     5.2     -  Each  of  the  parties  agrees  that  it  shall  protect  the
     ---
confidentiality of the Proprietary Information in the same manner as it protects its own proprietary information of like kind. Disclosures of Proprietary In-formation shall be restricted to those individuals who are directly participating in preparation of the Proposal and other work related to the Project. The parties shall return all Proprietary Information of the other upon the earlier of a request by the disclosing party or upon termination of this Agreement.

     5.3     -  Neither  party  shall  reproduce,  disclose  or  use Proprietary
     ---
Information  except  as  follows:


a. Proprietary Information furnished by Andersen may be used by Pro2 in performing its obligations under this Agreement;

b. Proprietary Information furnished by Pro2 may be used by Andersen in performing its obligations under this Agreement, including preparation of the Proposal for submission to the Client; or

C. Proprietary Information may be used by the receiving party in accordance with written authorization received from the disclosing party.

d. To respond to a subpoena or other validly issued administrative or judicial process.

     5.4     -  Nothing in this Agreement shall prohibit or limit either party's
     ---
use of information (including, but not limited to, ideas, concepts, know-how, techniques, and methodologies) (i) previously known to it without obligation of confidence, (ii) independently developed by it, (iii) acquired by it from a third party which is not, to its knowledge, under an obligation of confidence with respect to such information, or (iv) which is or become publicly available through no breach of this Agreement.

     5.5     -  Neither  the  execution of this Agreement, nor the furnishing of
     ---
any Proprietary Information by either party shall be construed as granting to the other party expressly, by implication, by estoppel or otherwise, any license under any invention, patent, trademark, copyright or other proprietary right now or hereafter owned or controlled by the party furnishing same.

5.6  -     The  provisions  of  this Article V shall survive termination of this
---
Agreement.

                                   ARTICLE VI
                                   ----------
                  Rights in Inventions and Proprietary Software
                  ---------------------------------------------
     6.1     -  Inventions conceived pursuant to this Agreement shall remain the
     ---
property of the originating party. In the event of joint inventions, the parties shall engage in good faith negotiations to establish their respective rights. Failing agreement, each party shall have equal ownership and rights in such joint inventions, without further obligation or accounting to the other party. It is understood and agreed that Pro2 may be required to and shall grant licenses or other rights to Andersen and/or the Client to inventions, data, and information in accordance with the Contract unless exceptions to Rights in Data or similar contract clauses has been taken.

     6.2-     Software and other intellectual property currently owned by either party shall remain the sole property of that party, and the other party shall have no claim of ownership, license or use.


                                   ARTICLE VII
                                   -----------

                            Termination of Agreement
                            ------------------------

7.1 -     This Agreement shall expire upon the happening of one of the following
---
events:

a. Written notification to terminate the Agreement by either party to the other;

b. The insolvency, bankruptcy, reorganization under the bankruptcy laws, or assignment for the benefit of creditors of either party;

C.     Mutual  agreement  of  the  parties  to  terminate  the  Agreement;

d. Material breach of this Agreement by either party with such breach remaining unremedied five (5) days after receipt of notice of the breach.


                                  ARTICLE VIII
                                  ------------

                                Limited Liability
                                -----------------


8.1     -  Pro2 will indemnify Andersen from any claim (including legal fees and
---
expenses) of other persons or entities based on (i) the breach of any warranty contained in Section 2 of this Agreement; or (ii) any claim of infringement of presently existing United States patents, copyrights, trade secrets or proprietary rights by use of the Licensed Products, so long as Andersen promptly notifies Pro2 of such claims and Andersen ceases use of the Licensed Products and Licensed Products documentation within a reasonable period if requested by Pro2 because of a claim of infringement.

8.2  -     Andersen  and Pro2 each agree to indemnify the other from and against
---
all costs and liabilities including reasonable legal fees which each may be required to pay arising out of injuries to persons or damage to tangible property (including data) pertaining to the furnishings of services or software to the extent proximately caused by its negligence or willful misconduct or that of its agents or employees; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL:


(i)     THIS  AGREEMENT  BE  CONSTRUED SO AS TO REDUCE THE PROPRIETARY RIGHTS OF
Pro2;  OR

(ii) EITHER PARTY BE LIABLE TO ANY PERSON FOR ANY LOSS OR INJURY TO EARNINGS, PROFITS OR GOODWILL, OR FOR ANY INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OF ANY PERSON, WHATSOEVER AND HOWSOEVER CAUSED AND WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   ARTICLE IX
                                   ----------
                                     General
                                     -------
     9.1     -  Any  notices,  requests,  consents  and  other  communications
     ---
hereunder shall be in writing and shall be effective either when delivered personally to the party for whom intended, or five (5) days following deposit of the same into the United States mail (certified mail, return receipt requested, or first class postage prepaid), addressed to such party at the address set forth below:

a.     If  to  Andersen  to:

711  Louisiana,  Suite  1300  Houston,  Texas  77002  Attn.:James  P.  Gaines

b.     If  to  Pro2  to:

1770  St.  James  Place,  Suite  115  Houston,  Texas  77056
Attn.:     Craig  Crawford

     9.2     -  This  Agreement  may not be assigned or otherwise transferred by
     ---
either party, in whole or in part, without the express prior written consent of the other party. No provision of this agreement may be waived except by a writing by the party to be charged nor may this agreement be amended except by a writing executed by both parties.

     9.3     -  This agreement shall be governed and construed under the laws of
     ---
the  State  of  Texas.

     9.-4 - The foregoing represents the complete and exclusive statement of the agreement between the parties which supersedes any prior oral or written agreements, proposals, commitments, understandings, or communications with respect to the subject matter of this Agreement.

     9.5     -  The  waiver  of  one  breach  hereunder shall not constitute the
     ---
waiver  of  any  other  or  subsequent  breach.

     9.6     -  All  notices  shall  be  in  writing and sent by certified mail,
     ---
postage prepaid, return receipt requested to the address written above or such other address as notified to the other party and such notice shall be deemed to be made on the fifth day after such mailing.

     9.7     -  No  amendments,  modifications  or supplements to this Agreement
     ---
shall  be  binding  unless  in  writing  and  signed  by  both  parties.

     9.8     - No action, except with respect to the indemnification obligations
     ---
of either party, regardless of form arising out of this Agreement may be brought by either party more than one (1) year after the cause of action arose.

     9.9     -  Each  party  is  not  the  agent  of  the  other party but is an
     ---
independent contractor while performing its duties hereunder. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any manner or thing whatsoever.

     9.10 - If any provision of this Agreement is held to be unenforceable, such decision shall not affect the validity or enforceability of the remaining provisions.

     9.11 - This Agreement may be executed in two or more identical copies, each of which shall be an original.

     9.12 - All monetary amounts are in United States dollars, payable in ready funds through a United States bank.

     9.13 - In the event Andersen issues a purchase order or other instrument covering the subject matter of this Agreement, it is understood and agreed that such purchase order is for Andersen's internal use and shall not affect this Agreement.

     9.14 - Each of the parties shall be responsible for all of its own costs and expenses associated with its performance of this Agreement, including without limitation its employees' travel and other expenses.

     9.15 - Each party is not the agent of the other party but is an independent contractor while performing its duties hereunder. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any manner or thing whatsoever.

     9.16 - Neither party shall have the right, in whole or in part, to assign, sublicense, or otherwise transfer this Agreement, the Licensed Products, Licensed Products documentation, any copy of the foregoing, or any right granted hereunder. Notwithstanding the foregoing sentence, Andersen shall have the right to assign, sublicense or transfer this Agreement to any entity which is a member of Andersen Worldwide SC, and JDE shall have the right to assign, delegate or transfer this Agreement, or any of its rights or obligations under this Agreement to any entity under common control and ownership, or to any purchaser of all or substantially all of JDE's assets or stock.

     9.17 - The benefits and obligations of this Agreement and the CAP Agreement shall be available to any Arthur Andersen business unit of Andersen Worldwide SC ("Participant"), provided that such Participant and AA execute a participation agreement permitting such Participant to receive the benefits and obligations of the CAP Agreement and this Agreement.

     9.18 - All terms of this Agreement that by their nature may survive the termination or expiration of this Agreement shall survive this Agreement.

     9.19 - Neither this Agreement nor the performance by the parties hereunder shall constitute or be deemed to be an endorsement or recommendation of the products or services of either party. Neither party shall make any press release or other public disclosure of this Agreement or the terms hereof without the express written consent of the other.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, as of the date first set forth above.


ARTHUR  ANDERSEN  LLP

By:
Partner


PRO2  Inc.


By:

Its

                                    EXHIBIT A
                                    ---------


Additional  Responsibilities  of  the  Parties
----------------------------------------------

     In support of the Proposal and in order to establish the basis for negotiation of the Subcontract in the event Andersen is awarded the Contract, the following detailed responsibilities are defined and agreed to by both parties.

1.     General
       -------

a. Andersen shall have the overall project management responsibility and final decision-making authority on all Project matters, including those areas under responsibility of Pro2. Task Order project management, under the Contract, may be seconded to Pro2.

b. Pro2 personnel shall work as members of the Project team, with assigned tasks, deliverables and due dates. Assignments shall be made by Andersen.

C. In order to facilitate coordination, communications and project control, all Project work, including subcontracted work, shall be done at the designated Andersen Project location. Exceptions will be made for those activities requiring work to be done at the Client sites and certain activities which may be done at Pro2's site with prior Andersen approval.

d. Work status reviews, Quality Assurance reviews, and approvals of major actions in all Project related matters shall be headed by Andersen, with the participation of Pro2s personnel as required. Final decision-making authority rests with Andersen.

e. Quality Assurance procedures, the Change Control process, standards and procedures, and project planning and reporting procedures for the overall Project shall be established by Andersen, in concert with Pro2 and approved by the Client.

f. Pro2 shall deal only with Andersen in all matters relating to the work stated in the Subcontract. Depending on the statement of work in the Task Order, and Pro2's role in the Task Order, client communication shall be limited to those aspects of obtaining or confirming information for the purpose of performing the work subcontracted.

Decisions related to Project performance, status, system architecture or any major issue affecting the Project, are to be discussed with Andersen prior to joint discussion with the Client.

g. Andersen reserves the right to approve assignment of Pro2 personnel to the Project and to require replacement of Pro2 personnel during the Project.

2.     Areas  of  Responsibility  of  the  Parties
       -------------------------------------------

2.1     Andersen
        --------

a. Proposal preparation, submission and further negotiations with the Client.

b. Overall Project Management and Control, including Quality Assurance, Project Planning and Control, and Change Control functions.

C. Final decision-making authority for all Project matters, including assignment of Pro2s.

d. Primary Client interface in all matters which could change the goals and objectives established in the Contract.

e. Reviewing, controlling and following up on all Project activities and milestones, and prescribing corrective measures as required, including Pro2 areas of responsibility.

f.    Coordination  with  Pro2  as  required  by  the  Project.

g. Reporting the overall Project status and performance against plans (including Pro2 work status) to the Client.

h.     Administering  the  Contract  and  subcontracts.

2.2   Pro2
      ----

a.     Assign  personnel,  as  required,  to  support  work  under the Contract.

b.     Perform  work  tasks  assigned  and  supervised  by  Andersen.

C. Identify primary and secondary Pro2 personnel to assume responsibility for tasks assigned by Andersen.

d.     Participate  in  Project  activities  as  required  by  Andersen.